1 Auxilium Pharmaceuticals Auxilium Pharmaceuticals AUX-CC-801 AUX-CC-801 Conference Call Conference Call Top-line Data Review Top-line Data Review December 16, 2009 December 16, 2009 Exhibit 99.2

Peyronie’s Disease –
Peyronie’s Disease –
Background
Background
•
• Etiology remains unknown
Etiology remains unknown
•
• Wide variation in disease
Wide variation in disease
•
• Course of disease
Course of disease
–
–
Acute (inflammatory) phase –
Acute (inflammatory) phase –
12 to 18 months
12 to 18 months
–
–
Chronic phase
Chronic phase
•
• Spontaneous resolution
Spontaneous resolution
–
–
Reports range from 13% to 50%
Reports range from 13% to 50%
–
–
Experts report this is more likely with early
Experts report this is more likely with early
disease
disease

Penile
Penile
Curvature
Curvature
–
–
AUX-CC-801
AUX-CC-801
Overall
Overall
Change
Change
from
from
Baseline
Baseline
–
–
Week
Week
36
36
54.4
50.6
38.2
45.1
0
10
20
30
40
50
60
Xiaflex Placebo
P = 0.001 P = 0.001
-29.7%
-11.0%
Degrees
Xiaflex   N = 109
Placebo N = 36

Peyronie’s
Peyronie’s
Disease Bother –
Disease Bother –
AUX-CC-801
AUX-CC-801
Overall
Overall
Mean
Mean
Score
Score
Change
Change
from
from
Baseline
Baseline
–
–
Week
Week
36
36
-2.6
-0.7
-3
-2.5
-2
-1.5
-1
-0.5
0
Xiaflex
Placebo
Change
From
Baseline
P = 0.046
Xiaflex   N = 100
Placebo N = 34

Penile Curvature
Penile Curvature
25% Improvement at Week 36
25% Improvement at Week 36
Responder Analysis
60.5
25
0
10
20
30
40
50
60
70
80
90
100
Xiaflex
Placebo
Overall Overall
Percent
Of
Subjects
Xiaflex   N = 109
Placebo N = 36

Xiaflex
Xiaflex
With
With
Modeling
Modeling
–
–
AUX-CC-801
AUX-CC-801
Overall
Overall
Change
Change
from
from
Baseline
Baseline
–
–
Week
Week
36
36
54.7
51.9
37.2
52.5
0
10
20
30
40
50
60
Xiaflex Placebo
P < 0.001 P < 0.001
-32.4%
2.5%
Degrees
Xiaflex   N = 54
Placebo N = 20

Xiaflex
Xiaflex
With
With
Modeling
Modeling
–
–
AUX-CC-801
AUX-CC-801
Change
Change
from
from
Baseline
Baseline
–
–
Peyronie’s
Peyronie’s
Disease
Disease
Bother
Bother
-3.6
-0.2
-4
-3.5
-3
-2.5
-2
-1.5
-1
-0.5
0
Xiaflex
Placebo
Change
From
Baseline
P = 0.004
Xiaflex   N = 50
Placebo N = 18

Xiaflex
Xiaflex
With
With
Modeling
Modeling
–
–
AUX-CC-801
AUX-CC-801
Penile
Penile
Curvature
Curvature
25%
25%
Improvement
Improvement
at
at
Week
Week
36
36
–
– Responder Analysis
64.8
10
0
10
20
30
40
50
60
70
80
90
100
Xiaflex
Placebo
Percent
Of
Subjects
Xiaflex   N = 54
Placebo N = 20

Xiaflex Without Modeling –
Xiaflex Without Modeling –
AUX-CC-801
AUX-CC-801
Overall
Overall
Change
Change
from
from
Baseline
Baseline
–
–
Week
Week
36
36
54.1
48.9
39.1
35.9
0
10
20
30
40
50
60
Xiaflex Placebo
P = 0.91 P = 0.91
-27.1%
- 27.9%
Degrees
Xiaflex   N = 55
Placebo N = 16

Xiaflex Without Modeling –
Xiaflex Without Modeling –
AUX-CC-801
AUX-CC-801
Penile
Penile
Curvature
Curvature
25%
25%
Improvement
Improvement
at
at
Week
Week
36
36
–
– Responder Analysis
56.4
43.8
0
10
20
30
40
50
60
70
80
90
100
Xiaflex
Placebo
Percent
Of
Subjects

AUX-CC-801
AUX-CC-801
–
–
Duration
Duration
of
of
Disease
Disease
> 1.5
> 1.5
Years
Years
1.5
1.5
Years
Years
Duration
Duration
%
%
(N)
(N)
%
%
(N)
(N)
63%
63%
(10)
(10)
45%
45%
(25)
(25)
45%
45%
(9)
(9)
35%
35%
(19)
(19)
Without Modeling
Without Modeling
With Modeling
With Modeling
Placebo Xiaflex Placebo Xiaflex
55%
55%
(30)
(30)
55%
55%
(11)
(11)
37%
37%
(6)
(6)
65%
65%
(35)
(35)

AUX-CC-801
AUX-CC-801
–
–
Top
Top
Line
Line
Results
Results
Efficacy and Safety
•
•
Overall
Overall
–
–
Significant
Significant
Xiaflex
Xiaflex
effect
effect
–
–
Reduction of penile curvature
Reduction of penile curvature
–
–
Improvement in Peyronie’s
Improvement in Peyronie’s
Disease Bother (PRO Domain)
Disease Bother (PRO Domain)
•
•
Xiaflex
Xiaflex
With Modeling
With Modeling
–
– Significant effect in both penile curvature and Peyronie’s
Significant effect in both penile curvature and Peyronie’s
disease bother endpoints
disease bother endpoints
•
•
Xiaflex
Xiaflex
Without Modeling
Without Modeling
–
–
Not significant -
Not significant -
Due to strong placebo response
Due to strong placebo response
•
•
Safety profile consistent with previous Xiaflex
Safety profile consistent with previous Xiaflex
studies
studies
–
–
Well tolerated
Well tolerated
–
–
Immunogenicity profile expected
Immunogenicity profile expected
–
–
Injection
Injection
site
site
bruising,
bruising,
edema,
edema,
pain
pain
–
–
most
most
common
common
–
–
No drug related SAEs
No drug related SAEs
–
–
No systemic immunologic events
No systemic immunologic events